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                                                                     Exhibit 3.4

                                     YUKON
                           BUSINESS CORPORATIONS ACT
                              (Section 27 or 171)


                                   FORM 5-01

                             ARTICLES OF AMENDMENT


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1.   NAME OF CORPORATION

     INDOCHINA GOLDFIELDS LTD.
     Corporate Access Number 24319

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2.   THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED PURSUANT
     TO A COURT ORDER:


     YES ____   NO __X__


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3.   THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:


1.   Name of Corporation:

     IVANHOE MINES LTD.

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4.   DATE             SIGNATURE                              TITLE

     June 16, 1999  ___________ illegible___________________ Corporate Secretary

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